UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2015

STERIS Corporation

(Exact Name of Registrant as Specified in Charter)

Ohio	1-14643	34-1482024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Heisley Road, Mentor, Ohio		44060-1834
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (440) 354-2600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed to correct the total outstanding GBP commitment under the Amended Bridge Credit Agreement (as defined below) reported in the Form 8-K filed on April 2, 2015. The third paragraph of the section “Bridge Credit Agreement” in Item 1.01 originally reported that amount as £34 million; the actual total outstanding GBP commitment under the Amended Bridge Credit Agreement is £340 million.

Item 1.01	Entry into a Material Definitive Agreement

Credit Agreement, Existing Credit Agreement and Existing Swing Line Facility

STERIS Corporation (the “Company”), as a borrower and guarantor, New STERIS Limited (“New STERIS”), as a borrower, and various U.S. subsidiaries of the Company constituting Material Subsidiaries, as guarantors, have entered into a Credit Agreement dated March 31, 2015 (the “Credit Agreement”) with various financial institutions as lenders, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., KeyBank National Association and PNC Bank, National Association as Syndication Agents, Santander Bank, N.A., The Bank of Tokyo Mitsubishi UFJ, Ltd., Sumitomo Mitsui Banking Corporation and DNB Capital LLC, as Documentation Agents, and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and KeyBank National Association, as Joint Lead Arrangers and Joint Bookrunners. The Company and its subsidiaries maintain existing banking relationships with a number of the lenders. The Credit Agreement replaces the Company’s Third Amended and Restated Credit Agreement dated April 13, 2012 with KeyBank National Association, as Administrative Agent, and the other lenders party thereto, as amended, which was terminated and all amounts due thereunder were repaid on March 31, 2015. The Company’s existing swing line facility (Committed Line of Credit) with PNC Bank, National Association, also terminated and all amounts due thereunder were repaid on March 31, 2015.

The Credit Agreement provides $1,250 million of credit, in the form of a $850 million revolver facility, which may be utilized for revolving credit borrowings, swing line borrowings and letters of credit, with sublimits for swing line borrowings and letters of credit. The Credit Agreement also contains a $400 million term loan facility. The revolver and term loan facilities may be increased in specified circumstances by up to $500 million. The term loan facility may not be utilized unless, among other conditions, the proposed combination with Synergy Health plc (the “Synergy Health Combination”) is consummated, and will terminate if not used at that time. Likewise only $500 million of the revolver may be utilized unless and until the Synergy Health Combination is consummated. Term loans are repayable quarterly pursuant to a specified amortization schedule, with principal payments increasing from 1.25% to 2.5% over the term, and with a balloon payment for the remaining unpaid balance at maturity. The Credit Agreement will mature on March 31, 2020, and all unpaid borrowings, together with accrued and unpaid interest thereon, are repayable on that date.

Borrowings also are repayable at such other earlier times as may be required under or permitted by the terms of the Credit Agreement. Borrowings bear interest at the applicable Borrower’s option based upon either the Base Rate or the Eurocurrency Rate, plus the Applicable Margin in effect from time to time under the Credit Agreement. The Applicable Margin is determined based on the ratio of Consolidated Total Debt to Consolidated EBITDA. Interest on Base Rate Advances is payable quarterly in arrears and interest on Eurocurrency Rate Advances is payable at the end of the relevant interest period therefor, but in no event less frequently than every three months. Swingline Advances bear interest at a rate to be agreed by the applicable Swingline Lender and Borrower subject to a cap for Base Rate Advances. There is no premium or penalty for prepayment of Base Rate Advances but prepayments of Eurocurrency Rate Advances are subject to a breakage fee. Credit may be extended in U.S. Dollars or in specified Alternative Currencies.

The Credit Agreement contains customary representations and warranties and covenants, including restrictions on the incurrence of indebtedness by non-guarantor subsidiaries and creation of liens, and financial covenants consisting of a limitation on leverage and required minimum interest coverage. The Credit Agreement also contains customary Events of Default, which include payment and other covenant defaults, breaches of representations and warranties, change of control or failures to pay money judgments and certain defaults in respect of Material Indebtedness (indebtedness the aggregate principal amount of which exceeds the greater of $75 million or 2% of Consolidated Total Assets), upon the occurrence of which, among other remedies, the lenders may terminate their commitments and accelerate the maturity of indebtedness and other obligations under the Credit Agreement.

The above summary of certain terms and conditions of the Credit Agreement does not purport to be a complete discussion of that agreement or related documents and is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached to this report as Exhibit 10.1. Capitalized terms used above and not defined herein have the meanings given under the Credit Agreement.

Bridge Credit Agreement

Also on March 31, 2015, the 364-Day Bridge Credit Agreement among Solar U.S. Parent Co., as borrower, the Company as guarantor, Bank of America, N.A., as Administrative Agent and lender, JPMorgan Chase Bank, N.A., as Syndication Agent and lender, and KeyBank National Association, as Documentation Agent and lender, as previously amended (the “Bridge Credit Agreement”) was amended and restated in its entirety (as so amended and restated, the “Amended Bridge Credit Agreement”). Pursuant to the Amended Bridge Credit Agreement, the Company and New STERIS have become borrowers and guarantors, various U.S. subsidiaries of the Company constituting Material Subsidiaries have become guarantors, and Solar U.S. Parent Co. has ceased to be a borrower. The Amended Bridge Credit Agreement also amended and restated certain of the definitions, covenants and other terms contained in the Bridge Credit Agreement to generally conform to those contained in the Credit Agreement.

The Amended Bridge Credit Agreement also permits the Company to utilize up to $100 million of the available Commitments, during a period of up to 45 days after the date of the consummation of the Synergy Health Combination, if the closing occurs on or before the July 12, 2015 Long Stop Date, in specified circumstances, for the payment of principal and accrued interest on Company private placement notes that are “put” to the Company pursuant to the change of control provisions contained in the applicable note purchase agreements for the notes. The put will be exercisable should the Synergy Health Combination occur. Other provisions concerning payments, maturity date and interest payment dates have not been modified.

Per the terms of the Amended Bridge Credit Agreement and as a result of the execution of the Credit Agreement and of the effectiveness of the amendment of certain of the Company’s private placement notes and note purchase agreements (hereinafter described), the Commitments of the lenders under the Amended Bridge Credit Agreement were reduced by an aggregate of $520 million on the date thereof. This resulted in an outstanding USD commitment of $530 million and a GBP commitment of £340 million under the Amended Bridge Credit Agreement. The foregoing treatment also would have applied under the Bridge Credit Agreement.

The above summary of certain terms and conditions of the Amended Bridge Credit Agreement does not purport to be a complete discussion of that agreement or related documents and is qualified in its entirety by reference to the Amended Bridge Credit Agreement, a copy of which is attached to this report as Exhibit 10.2. Capitalized terms used above and not defined herein have the meanings given under the Amended Bridge Credit Agreement.

Private Placement Notes

Also on March 31, 2015 the Company entered into agreements with the holders of its $340 million private placement notes to amend and restate the Company’s existing note purchase agreements with the noteholders (as so amended and restated, the “Amended and Restated Note Purchase Agreements”) and amend and replace its existing private placement notes (as so amended and replaced, the “Amended Notes”; collectively with the Amended and Restated Note Purchase Agreements, the “Private Placement Amendments”). The Private Placement Amendments include negative covenants and financial covenants that generally align with those included in the Credit Agreement and Amended Bridge Credit Agreement. Material Subsidiaries of the Company that are guarantors under the Credit Agreement and Amended Bridge Credit Agreement are also guarantors under the Private Placement Amendments. The Private Placement Amendments provide for increases in interest rates for the Amended Notes immediately following the Synergy Health Combination, subject to adjustments thereafter based upon New STERIS’s leverage ratio. Principal amounts, prepayment provisions, maturity dates and interest payment dates have not been modified.

The above summary of certain terms and conditions of the Private Placement Amendments does not purport to be a complete discussion of those agreements or related documents and is qualified in its entirety by reference to the Private Placement Amendments, copies of which are attached to this report as Exhibits 10.3, 10.5 and 10.7. Capitalized terms used above and not defined herein have the meanings given under the Private Placement Amendments.

Other

The Credit Agreement, the Bridge Credit Agreement, the Private Placement Amendments and the Affiliate Guarantees attached to this report and the above descriptions have been included to provide investors and security holders with information regarding the terms of such documents. They are not intended to provide any other factual information about STERIS or its respective subsidiaries or affiliates or equity holders. The representations, warranties and covenants contained in such documents were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to such documents, as applicable; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of STERIS or any of its respective subsidiaries, affiliates, businesses, or equity holders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of such documents, as applicable, which subsequent information may or may not be fully reflected in public disclosures by STERIS. Accordingly, investors should read the representations and warranties in such documents not in isolation but only in conjunction with the other information about STERIS that it includes in reports, statements and other filings it makes with the U.S. Securities and Exchange Commission.

Item 2.03	Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On March 31, 2015, the Company entered into the Credit Agreement as described under Item 1.01 above. The description of the Credit Agreement set forth in Item 1.01 above is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Credit Agreement, dated as of March 31, 2015, by and among STERIS Corporation and New STERIS Limited, as borrowers, various U.S. subsidiaries of STERIS Corporation, as guarantors, various financial institutions, as lenders, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., KeyBank National Association and PNC Bank, National Association, as Syndication Agents, Santander Bank, N.A., The Bank of Tokyo Mitsubishi UFJ, Ltd., Sumitomo Mitsui Banking Corporation and DNB Capital LLC, as Documentation Agents and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and KeyBank National Association, as Joint Lead Arrangers and Joint Bookrunners.*†

10.2	Amended and Restated 364-Day Bridge Credit Agreement, dated as of March 31, 2015, by and among STERIS Corporation and New STERIS Limited, as borrowers and guarantors, various U.S. subsidiaries of STERIS Corporation, as guarantors, Solar U.S. Parent Co., as retiring borrower, various financial institutions, as lenders, Bank of America, N.A., as Administrative Agent and lender, JPMorgan Chase Bank, N.A., as Syndication Agent and lender, KeyBank National Association, as Documentation Agent and lender, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and KeyBank Capital Markets Inc., as Joint Lead Arrangers and Joint Bookrunners.*†

10.3	Second Amendment, dated as of March 31, 2015, to Note Purchase Agreements dated as of December 17, 2003, among STERIS Corporation and each of the institutions party thereto.*†

10.4	Affiliate Guaranty, dated as of March 31, 2015, by STERIS Corporation and each of American Sterilizer Company, Integrated Medical Systems International, Inc., STERIS Europe, Inc., STERIS Inc., United States Endoscopy Group, Inc., Isomedix Inc. and Isomedix Operations Inc., of the December 17, 2003 Note Purchase Agreements, as amended and restated, and Notes issued pursuant thereto.†

10.5	First Amendment, dated as of March 31, 2015, to Note Purchase Agreements dated as of August 15, 2008, among STERIS Corporation and each of the institutions party thereto.*†

10.6	Affiliate Guaranty, dated as of March 31, 2015, by STERIS Corporation and each of American Sterilizer Company, Integrated Medical Systems International, Inc., STERIS Europe, Inc., STERIS Inc., United States Endoscopy Group, Inc., Isomedix Inc. and Isomedix Operations Inc., of the August 15, 2008 Note Purchase Agreements, as amended and restated, and Notes issued pursuant thereto.†

10.7	First Amendment, dated as of March 31, 2015, to Note Purchase Agreements dated as of December 4, 2012, among STERIS Corporation and each of the institutions party thereto.*†

10.8	Affiliate Guaranty, dated as of March 31, 2015, by STERIS Corporation and each of American Sterilizer Company, Integrated Medical Systems International, Inc., STERIS Europe, Inc., STERIS Inc., United States Endoscopy Group, Inc., Isomedix Inc. and Isomedix Operations Inc., of the December 4, 2012 Note Purchase Agreements, as amended and restated, and Notes issued pursuant thereto.†

*	Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.
†	Previously filed as an exhibit to STERIS Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 2, 2015, and incorporated herein by reference.

Enquiries:

STERIS

Investor Contact: Julie Winter, Director, Investor Relations	Tel: +1 440 392 7245

Media Contact:

Stephen Norton, Senior Director, Corporate Communications	Tel: +1 440 392 7482

Lazard & Co., Limited (Financial Adviser to STERIS and New STERIS)

Stephen Sands

Nicholas Shott	Tel: +44 20 7187 2000

Al Garner	Tel: +1 212 632 6000
Andrew Dickinson	Tel: +1 415 623 5000

Lazard & Co., Limited, which is authorised and regulated in the United Kingdom by the Financial Conduct Authority, is acting exclusively as financial adviser to STERIS and New STERIS and no one else in connection with the Combination and will not be responsible to anyone other than STERIS and New STERIS for providing the protections afforded to clients of Lazard & Co., Limited nor for providing advice in relation to the Combination or any other matters referred to in this Announcement. Neither Lazard & Co., Limited nor any of its affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Lazard & Co., Limited in connection with this Announcement, any statement contained herein, the Combination or otherwise.

Disclosure requirements of the Code

Under Rule 8.3(a) of the Code, any person who is interested in 1% or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 pm (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 pm (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1% or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the business day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Takeover Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.

No Offer or Solicitation

This communication is provided for informational purposes only and does not constitute an offer to sell, or an invitation to subscribe for, purchase or exchange, any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this communication in any jurisdiction in contravention of applicable law.

Forward-Looking Statements

This communication may contain statements concerning certain trends, expectations, forecasts, estimates, or other forward-looking information affecting or relating to Synergy or STERIS or its industry, products or activities that are intended to qualify for the protections afforded “forward-looking statements” under the Private Securities Litigation Reform Act of 1995 and other laws and regulations. Forward-looking statements speak only as to the date of this communication and may be identified by the use of forward- looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “outlook,” “impact,” “potential,” “confidence,” “improve,” “optimistic,” “deliver,” “comfortable,” “trend”, and “seeks,” or the negative of such terms or other variations on such terms or comparable terminology. Many important factors could cause actual results to differ materially from those in the forward-looking statements including, without limitation, disruption of production or supplies, changes in market conditions, political events, pending or future claims or litigation, competitive factors, technology advances, actions of regulatory agencies, and changes in laws, government regulations, labeling or product approvals or the application or interpretation thereof. Other risk factors are described herein and in STERIS and Synergy’s other securities filings, including Item 1A of STERIS’s Annual Report on Form 10-K for the year ended March 31, 2014 dated May 29, 2014 and in Synergy’s annual report and accounts for the year ended 30 March 2014 (section headed “principal risks and uncertainties”). Many of these important factors are outside of STERIS’s or Synergy’s control. No assurances can be provided as to any result or the timing of any outcome regarding matters described in the communication or otherwise with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, cost reductions, business strategies, earnings or revenue trends or future financial results. References to products and the consent decree are summaries only and should not be considered the specific terms of the decree or product clearance or literature. Unless legally required, STERIS and Synergy do not undertake to update or revise any forward-looking statements even if events make clear that any projected results, express or implied, will not be realized. Other potential risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, (a) the receipt of approval of both STERIS’s shareholders and Synergy’s shareholders, (b) the regulatory approvals required for the transaction not being obtained on the terms expected or on the anticipated schedule, (c) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction, (d) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all and to successfully integrate Synergy’s operations into those of STERIS, (e) the integration of Synergy’s operations into those of STERIS being more difficult, time-consuming or costly than expected, (f) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the transaction, (g) the retention of certain key employees of Synergy being difficult, (h) changes in tax laws or interpretations that could increase our consolidated tax liabilities, including, if the transaction is consummated, changes in tax laws that would result in New STERIS being treated as a domestic corporation for United States federal tax purposes, (i) the potential for increased pressure on pricing or costs that leads to erosion of profit margins, (j) the possibility that market demand will not develop for new technologies, products or applications or services, or business initiatives will take longer, cost more or produce lower benefits than anticipated, (k) the possibility that application of or compliance with laws, court rulings, certifications, regulations, regulatory actions, including without limitation those relating to FDA warning notices or letters, government investigations, the outcome of any pending FDA requests, inspections or submissions, or other requirements or standards may delay, limit or prevent new product introductions, affect the production and marketing of existing products or services or otherwise affect STERIS’s or Synergy’s performance, results, prospects or value, (l) the potential of international unrest, economic downturn or effects of currencies, tax assessments, adjustments or anticipated rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs, (m) the possibility of reduced demand, or reductions in the rate of growth in demand, for STERIS’s or Synergy’s products and services, (n) the possibility that anticipated growth, cost savings, new product acceptance, performance or approvals, or other results may not be achieved, or that transition, labor, competition, timing, execution, regulatory, governmental, or other issues or risks associated with STERIS and Synergy’s businesses, industry or initiatives including, without limitation, the consent decree or those matters described in STERIS’s Form 10-K for the year ended March 31, 2014 and other securities filings, may adversely impact STERIS’s or Synergy’s performance, results, prospects or value, (o) the possibility that anticipated financial results or benefits of recent acquisitions, or of STERIS’s restructuring efforts will not be realized or will be other than anticipated, (p) the effects of the contractions in credit availability, as well as the ability of STERIS’s and Synergy’s customers and suppliers to adequately access the credit markets when needed, and (q) those risks described in STERIS’s Annual Report on Form 10-K for the year ended March 31, 2014, and other securities filings.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

It is expected that the shares of New STERIS plc (“New STERIS”) to be issued by New STERIS to Synergy Shareholders in the English law scheme of arrangement transaction that forms a part of the transaction will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 3(a)(10) thereof.

In connection with the issuance of New STERIS shares to STERIS shareholders pursuant to the merger that forms a part of the transaction, New STERIS has filed with the SEC a Registration Statement on Form S-4, which was declared effective on February 6, 2014, that contains a proxy statement of STERIS as well as a prospectus of New STERIS relating to the merger that forms a part of the transaction, which we refer to together as the Proxy Statement/Prospectus.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. Those documents, as well as STERIS’s and New STERIS’s other public filings with the SEC may be obtained without charge at the SEC’s website at www.sec.gov, at STERIS’s website at www.steris-ir.com. Security holders and other interested parties may obtain, without charge, a copy of the Proxy Statement/Prospectus and other relevant documents (when available) by directing a request by mail or telephone Julie_Winter@steris.com or (440) 392-7245. Security holders may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room.

STERIS, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the transactions contemplated by the Proxy Statement/Prospectus. Information about the directors and executive officers of STERIS is set forth in its Annual Report on Form 10-K for the year ended March 31, 2014, which was filed with the SEC on May 29, 2014, and its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on June 9, 2014. Other information regarding potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement/Prospectus.

Synergy and New STERIS are each organized under the laws of England and Wales. Some of the officers and directors of Synergy and New STERIS are residents of countries other than the United States. As a result, it may not be possible to sue Synergy, New STERIS or such persons in a non-US court for violations of US securities laws. It may be difficult to compel Synergy, New STERIS and their respective affiliates to subject themselves to the jurisdiction and judgment of a US court or for investors to enforce against them the judgments of US courts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS CORPORATION

By	/s/ J. Adam Zangerle
Vice President, General Counsel and Secretary

Date: April 20, 2015

EXHIBIT INDEX

Exhibit Number	Description

10.1	Credit Agreement, dated as of March 31, 2015, by and among STERIS Corporation and New STERIS Limited, as borrowers, various U.S. subsidiaries of STERIS Corporation, as guarantors, various financial institutions, as lenders, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., KeyBank National Association and PNC Bank, National Association, as Syndication Agents, Santander Bank, N.A., The Bank of Tokyo Mitsubishi UFJ, Ltd., Sumitomo Mitsui Banking Corporation and DNB Capital LLC, as Documentation Agents and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and KeyBank National Association, as Joint Lead Arrangers and Joint Bookrunners.*†

10.2	Amended and Restated 364-Day Bridge Credit Agreement, dated as of March 31, 2015, by and among STERIS Corporation and New STERIS Limited, as borrowers and guarantors, various U.S. subsidiaries of STERIS Corporation, as guarantors, Solar U.S. Parent Co., as retiring borrower, various financial institutions, as lenders, Bank of America, N.A., as Administrative Agent and lender, JPMorgan Chase Bank, N.A., as Syndication Agent and lender, KeyBank National Association, as Documentation Agent and lender, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and KeyBank Capital Markets Inc., as Joint Lead Arrangers and Joint Bookrunners.*†

10.3	Second Amendment, dated as of March 31, 2015, to Note Purchase Agreements dated as of December 17, 2003, among STERIS Corporation and each of the institutions party thereto.*†

10.4	Affiliate Guaranty, dated as of March 31, 2015, by STERIS Corporation and each of American Sterilizer Company, Integrated Medical Systems International, Inc., STERIS Europe, Inc., STERIS Inc., United States Endoscopy Group, Inc., Isomedix Inc. and Isomedix Operations Inc., of the December 17, 2003 Note Purchase Agreements, as amended and restated, and Notes issued pursuant thereto.†

10.5	First Amendment, dated as of March 31, 2015, to Note Purchase Agreements dated as of August 15, 2008, among STERIS Corporation and each of the institutions party thereto.*†

10.6	Affiliate Guaranty, dated as of March 31, 2015, by STERIS Corporation and each of American Sterilizer Company, Integrated Medical Systems International, Inc., STERIS Europe, Inc., STERIS Inc., United States Endoscopy Group, Inc., Isomedix Inc. and Isomedix Operations Inc., of the August 15, 2008 Note Purchase Agreements, as amended and restated, and Notes issued pursuant thereto.†

10.7	First Amendment, dated as of March 31, 2015, to Note Purchase Agreements dated as of December 4, 2012, among STERIS Corporation and each of the institutions party thereto.*†

10.8	Affiliate Guaranty, dated as of March 31, 2015, by STERIS Corporation and each of American Sterilizer Company, Integrated Medical Systems International, Inc., STERIS Europe, Inc., STERIS Inc., United States Endoscopy Group, Inc., Isomedix Inc. and Isomedix Operations Inc., of the December 4, 2012 Note Purchase Agreements, as amended and restated, and Notes issued pursuant thereto.†

*	Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.
†	Previously filed as an exhibit to STERIS Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 2, 2015, and incorporated herein by reference.